Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”), on Form 10-K/A for the period ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Liong Tat Teh, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 24, 2014	By:	/s/ Liong Tat Teh
	Name:	Liong Tat Teh
	Title:	Chief Financial Officer (Principal Financial Officer)